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                                                                  EXHIBIT 10.103


REGULATORY AGREEMENT
NURSING HOMES                                       U.S. DEPARTMENT OF HOUSING
                                                    AND URBAN DEVELOPMENT
                                                    Office of Housing
                                                    Federal Housing Commissioner

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| Project Number                                   | Mortgagee                                       |
| 143-22014 PM/ALF/REF                             | Red Mortgage Capital, Inc., an Ohio corporation |
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| Amount of Mortgage Note                          | Date                                            |
| $2,386,100.00                                    | As of January 1, 2002                           |
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| Mortgage Recorded (State)              | County                  | Date                            |
| California                             | Orange                  | January __, 2002                |
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| Book                                             | Page                                            |
|                                                  |                                                 |
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


     This Agreement entered into as of this 1st day of January, 2002, between ACACIA VILLA, LLC, a Delaware limited liability company whose address is 245 Fischer Avenue, Suite D-1, Costa Mesa, California 92626 (jointly and severally, hereinafter referred to as Lessee) and the undersigned FEDERAL HOUSING COMMISSIONER, (hereinafter called Commissioner).

     In consideration of the consent of the Commissioner to the leasing of the aforesaid project by ARV ACACIA VILLA, L.P., a California limited partnership, Mortgagor, and in order to comply with the requirements of the National Housing Act and the Regulations adopted by the Commissioner pursuant thereto, Lessees agree for themselves, their successors, heirs and assigns, that in connection with the mortgaged property and the project operated thereon and so long as the Contract of Mortgage Insurance continues in effect, and during such further period of time as the Commissioner shall be the owner, holder or reinsurer of the mortgage, or during any time the Commissioner is obligated to insure a mortgage on the mortgaged property:

     (1) The lease shall be subject and subordinate to the mortgage securing the note or other obligation endorsed for insurance by the commissioner;

     (2)  Lessee shall make payments under lease when due;

     (3) Payments by the lessee to the lessor shall be sufficient to pay all mortgage payments including payments to reserves for taxes, insurance, etc., payments to the Reserve for Replacements, and to take care of necessary maintenance. If at the end of any calendar year, or any fiscal year if the project operates on the basis of a fiscal year, payments under the lease have not been sufficient to take care of the above


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                                  Page 1 of 6          form HUD-92466-NHL (1/92)
                                                             Ref Handbook 4600.1

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          items, the lessor and lessee upon request in writing from the
          Commissioner shall renegotiate the amounts due under the lease so that such amounts shall be sufficient to take care of such items; the Commissioner shall be furnished by the lessee, within thirty days after being called upon to do so, with a financial report in form satisfactory to the Commissioner covering the operations of the mortgaged property and of the project;

     (4) The lessee shall not sublease the project or any part thereof without the consent of the Commissioner;

     (5) The lessee shall at all times maintain in full force and effect a license from the State or other licensing authority to operate the project as a nursing home, but the owner shall not be required to maintain such a license;

     (6) Lessee shall maintain in good repair and condition any parts of the project for the maintenance of which lessee is responsible under the terms of the lease;

     (7) Lessee shall not remodel, reconstruct, add to, or demolish any part of the mortgaged property or subtract from any real or personal property of the project;

     (8) Lessee shall not use the project for any purpose except the operation of a nursing home;

     (9) If a default is declared by the Commissioner under the provisions of Paragraph 10 of the Regulatory Agreement entered into by the lessor-mortgagor and the Commissioner as of the 1st day of January, 2002, a copy of notice of default having been given to the lessee, the lessee will thereafter make all future payments under the lease to the Commissioner;

     (10) The lease may be cancelled upon thirty days written notice by the Commissioner given to the lessor and the lessee for a violation of any of the above provisions unless the violation is corrected to the satisfaction of the Commissioner within said thirty day period.

     (11) The Commissioner must approve any change in or transfer of ownership of the lessee entity, and any change in or transfer of the management operation, or control of the project.

     (12) The lessee shall not reduce or expand, allow to be reduced or expanded, or cause the expansion or reduction of the bed capacity of the project without the consent of


________________________________________________________________________________
                                  Page 2 of 6          form HUD-92466-NHL (1/92)
                                                             Ref Handbook 4600.1

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          the Commissioner. Any change in the bed capacity shall violate this
          Regulatory Agreement.

     (13) The lessee shall not enter into any management contract involving the project, unless such shall contain a provision that, in the event of default under the Regulatory Agreement as recited in paragraph 9 (above) of this Agreement, the management agreement shall be subject to termination without penalty upon written request of the Commissioner. Upon such request the lessee shall immediately arrange to terminate the contract within a period of not more than thirty (30) days and shall make arrangements satisfactory to the Commissioner for continuing proper management of the project.

     (14) The mortgaged property, equipment, buildings, plans, offices, apparatus, devices, books, contracts, records, documents, and other papers relating thereto shall at all times be maintained in reasonable condition for proper audit and subject to examination and inspection at any reasonable time by the Commissioner or his duly authorized agents. Lessee shall keep copies of all written contracts or other instruments which affect the mortgaged property, all or any of which may be subject to inspection and examination by the Commissioner or his/her duly authorized agents.

     (15) There shall be full compliance with the provisions of (1) any State or local laws prohibiting discrimination in housing on the basis of race, color, creed, or national origin; and (2) with the Regulations of the Federal Housing Administration providing for non-discrimination and equal opportunity in housing. It is understood and agreed that failure or refusal to comply with any such provisions shall be a proper basis for the Commissioner to take any corrective action he may deem necessary including, but not limited to, the refusal to consent to a further renewal of the lease between the mortgagor-lessor and the lessee, the rejection of applications for FHA mortgage insurance and the refusal to enter into future contracts of any kind with which the lessee is identified; and further, if the lessee is a corporation or any other type of business association or organization which may fail or refuse to comply with the aforementioned provisions, the Commissioner shall have a similar right of corrective action (1) with respect to any individuals who are officers, directors, trustees, managers, partners, associates or principal stockholders of the lessee; and (2) with respect to any other type of business association, or organization with which the officers, directors, trustees, managers, partners, associates or principal stockholders of the lessee may be identified.


________________________________________________________________________________
                                  Page 3 of 6          form HUD-92466-NHL (1/92)
                                                             Ref Handbook 4600.1

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     (16) The lease is evidenced by a Memorandum of Lease attached hereto and made a part hereof.


     IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the date first hereinabove written.


                                        ACACIA VILLA, LLC
                                        a Delaware limited liability company



                                        By:
                                            ------------------------------------
                                            Abdo H. Khoury
                                            Manager


                                        As of January 1, 2002





                                        SECRETARY OF HOUSING AND URBAN
                                        DEVELOPMENT ACTING BY AND
                                        THROUGH THE FEDERAL HOUSING
                                        COMMISSIONER



                                        By:
                                            ------------------------------------
                                            Authorized Agent


                                        As of January 1, 2002


________________________________________________________________________________
                                  Page 4 of 6          form HUD-92466-NHL (1/92)
                                                             Ref Handbook 4600.1